                         NOTICE OF GUARANTEED DELIVERY
                                      for
                           Tender of All Outstanding
                   9 3/4% Senior Subordinated Notes due 2009
                                in Exchange for
                  New 9 3/4% Senior Subordinated Notes due 2009

                                       of

                       AMERICAN AXLE MANUFACTURING, INC.

         Registered holders of outstanding 9 3/4% Senior Subordinated Notes due 2009 (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of new 9 3/4% Senior Subordinated Notes due 2009 (the "Exchange Notes") and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to IBJ Whitehall Bank & Trust Company (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering" in the Prospectus.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                       IBJ WHITEHALL BANK & TRUST COMPANY

       By Hand Delivery:                                  By Mail:
  IBJ Whitehall Bank & Trust                 (insured or registered recommended)
          Company                                  IBJ Whitehall Bank & Trust
      One State Street                                    Company
  New York, New York 10004                               P.O. Box 84
Attn: Securities Processing                          Bowling Green Station
           Window                                New York, New York 10274-0084
    Subcellar One, (SC-1)                       Attn: Reorganization Operations
                                                          Department

   By Overnight Courier:                                By Facsimile:
IBJ Whitehall Bank & Trust                             (212) 858-2611
        Company                                 Attn: Reorganization Operations
      One State Street                                    Department
  New York, New York 10004
Attn: Securities Processing
        Window,                                       Confirm by Telephone:
    Subcellar One, (SC-1)                                (212) 858-2103

         Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

         The undersigned hereby tenders the principal amount of Outstanding Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated __, 1999 of American Axle & Manufacturing, Inc. (the "Prospectus"), receipt of which is hereby acknowledged.

         DESCRIPTION OF OUTSTANDING NOTES TENDERED


                                   Name and address of         Certificate Number(s)
                                 registered holder as it       of Outstanding Notes
                                     appears on the            Tendered (or Account         Principal Amount of
Name of Tendering                  Outstanding Notes              Number at Book-            Outstanding Notes
Holder                                                            Entry Facility                  Tendered
                                     (Please Print)

-------------------------        -----------------------       ---------------------        -------------------

-------------------------        -----------------------       ---------------------        -------------------

-------------------------        -----------------------       ---------------------        -------------------

-------------------------        -----------------------       ---------------------        -------------------


                                    SIGN HERE

Name of Registered or Acting Holder:
                                    --------------------------------------------
Signature(s):
             -------------------------------------------------------------------

Name(s) (please print):
                       ---------------------------------------------------------
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

Telephone Number:
                 ---------------------------------------------------------------
Date:
     ---------------------------------------------------------------------------

If shares of Outstanding Notes will be tendered by book-entry transfer, provide the following information:

         DTC Account Number:
                            -----------------------------------------

         Date:
              -------------------------------------------------------

                    THE FOLLOWING GUARANTEE MUST BE COMPLETED

                              GUARANTEE OF DELIVERY

                    (Not to be used for signature guarantee)

         The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).

Name of Firm:
             ----------------------------  -------------------------------------
                                           (Authorized Signature)

Address:
        ---------------------------------
                                           Title:
                                                 -------------------------------
-----------------------------------------
                                (Zip Code)
                                           Name:
                                                --------------------------------

                                                   (Please type or print)

Area Code and Telephone No.:
                                           Date:
-----------------------------------------       --------------------------------

         NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.